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                                  SCHEDULE 14A
                     Information Required in Proxy Statement

                            Schedule 14A Information

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                               (Amendment No.___)

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                         MassMutual Corporate Investors
                         ------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
       1)  Title of each class of securities to which transaction applies:
       -------------------------------------------------------------------------
       2)  Aggregate number of securities to which transaction applies:
       -------------------------------------------------------------------------
       3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
       -------------------------------------------------------------------------
       4)  Proposed maximum aggregate value of transaction:
       -------------------------------------------------------------------------
       5)  Total fee paid:
       -------------------------------------------------------------------------

[ ] Fee paid previously with preliminary materials.
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
                         MASSMUTUAL CORPORATE INVESTORS
                        Springfield, Massachusetts 01115



                                     [LOGO]



                            NOTICE OF ANNUAL MEETING
                                 OF SHAREHOLDERS
                                       AND
                                 PROXY STATEMENT


                                      TIME
                             FRIDAY, APRIL 27, 2007
                                  AT 2:00 P.M.


                                      PLACE
                                    OAK ROOM
                              MASSACHUSETTS MUTUAL
                             LIFE INSURANCE COMPANY
                                1295 STATE STREET
                        SPRINGFIELD, MASSACHUSETTS 01111


--------------------------------------------------------------------------------
  PLEASE DATE, FILL IN AND SIGN THE ENCLOSED PROXY CARD AND MAIL IT IN THE ENCLOSED RETURN ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.
--------------------------------------------------------------------------------

                         MASSMUTUAL CORPORATE INVESTORS
                           Springfield, Massachusetts



Dear Shareholder:

     The 2007 Annual Meeting of Shareholders of MassMutual Corporate Investors (the "Trust") will be held in the Oak Room of Massachusetts Mutual Life Insurance Company, 1295 State Street, Springfield, Massachusetts 01111, at 2:00 p.m., Eastern Time, on Friday, April 27, 2007. A Notice and a Proxy Statement regarding the meeting, a proxy card for your vote at the meeting, and a postage prepaid envelope in which to return your proxy card are enclosed.

     BY PROMPTLY RETURNING THE ENCLOSED PROXY CARD YOU CAN HELP THE TRUST AVOID THE EXPENSE OF SENDING FOLLOW-UP LETTERS TO OBTAIN THE ATTENDANCE OF A MAJORITY OF THE OUTSTANDING SHARES. You are earnestly requested to sign and return the proxy card in order that the necessary quorum may be represented at the meeting. If you later find that you can be present in person, you may, if you wish, revoke your proxy then and vote your shares in person.

     At the meeting, shareholders will be asked to elect five Trustees. The Board of Trustees and the Nominating Committee of the Board of Trustees recommend that shareholders elect the nominated Trustees.

     I look forward to your attendance at this meeting because it will provide us with an opportunity to inform you about the progress of the Trust.

                                         Sincerely,

                                         /s/ Roger W. Crandall
                                         ------------------------------------
                                         Roger W. Crandall
                                         CHAIRMAN

                         MASSMUTUAL CORPORATE INVESTORS
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO THE SHAREHOLDERS OF MASSMUTUAL CORPORATE INVESTORS:

The Annual Meeting of Shareholders of MassMutual Corporate Investors (the "Trust") will be held in the Oak Room of Massachusetts Mutual Life Insurance Company, 1295 State Street, Springfield, Massachusetts 01111, on Friday, April 27, 2007, at 2:00 p.m., Eastern Time, for the following purposes:

(1) to elect as Trustees Donald E. Benson, Donald Glickman, and Robert E. Joyal, each for three-year terms; William J. Barrett for a two-year term; and Michael
H. Brown for a one-year term; and until their respective successors are duly elected and qualified; and

(2) to transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

     Holders of record of the shares of the Trust at the close of business on February 27, 2007, are entitled to vote at the meeting or any adjournment thereof.

                                         By order of the
                                         Board of Trustees,

                                         /s/ Rodney J. Dillman
                                         ------------------------------------
                                         Rodney J. Dillman
                                         VICE PRESIDENT AND SECRETARY

Springfield, Massachusetts
March 30, 2007

                                 PROXY STATEMENT
                                     GENERAL

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees of MassMutual Corporate Investors (the "Trust") for use at the Annual Meeting of its Shareholders, to be held in the Oak Room of Massachusetts Mutual Life Insurance Company ("MassMutual"), 1295 State Street, Springfield, Massachusetts 01111, on Friday, April 27, 2007, at 2:00 p.m., Eastern Time.

     Any person giving a proxy has power to revoke it by mail or in person at any time prior to its exercise by executing a superseding proxy or by submitting a notice of revocation to the Trust. All properly executed and unrevoked proxies received in time for the meeting will be voted in accordance with the instructions contained therein.

     This Proxy Statement and the accompanying letter to shareholders from the Chairman of the Board of Trustees, Notice of Annual Meeting of Shareholders, and proxy card are being mailed on or about March 30, 2007, to shareholders of record on February 27, 2007, the record date. The Trust's principal business office is MassMutual Corporate Investors, c/o Babson Capital Management LLC ("Babson Capital"), 1500 Main Street, Suite 600, P.O. Box 15189, Springfield, Massachusetts 01115-5189.

     Holders of common shares of the Trust ("shares") of record at the close of business on February 27, 2007 will be entitled to one vote per share on all business of the meeting and any adjournments. There were 9,181,437 shares outstanding on the record date. The Trust, to the best of its knowledge, is not aware of any beneficial owner of more than 5% of the outstanding shares of the Trust. However, MassMutual, the ultimate parent company of Babson Capital, may be deemed a beneficial owner of more than 5% of the outstanding shares of the Trust by reason of its owning a $20,000,000 Senior Fixed Rate Convertible Note due November 15, 2007 (the "Note") issued by the Trust. MassMutual, at its option, can convert the principal amount of the Note into shares. The dollar amount of principal would be converted into an equivalent dollar amount of shares based upon the average price of the shares for ten business days prior to the notice of conversion.

     Pursuant to the Trust's By-Laws, the presence at the Annual Meeting, in person or by proxy, of shareholders entitled to cast a majority of the votes shall be a quorum for the transaction of business. A plurality of votes cast with respect to a particular class of Trustees is required to elect a Trustee nominee as a member of that class of Trustees. Thus, the Trustee nominees for election as members of a class of Trustees at the Annual Meeting who receive the greatest number of votes properly cast with respect to that class of trustees shall be elected Trustees.

     Votes cast by proxy or in person at the Annual Meeting will be counted by persons appointed by the Trust to act as election inspectors for the meeting. The election inspectors will count the total number of votes cast "for" approval of the proposals for purposes of determining whether sufficient affirmative votes have been cast. The election inspectors will count shares represented by proxies that withhold authority to vote for a nominee for election as a Trustee or that reflect abstentions or "broker non-votes" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not exercise the discretionary voting power on a particular matter) as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. With respect to the election of Trustees, abstentions and broker non-votes have no effect on the outcome of the proposal so long as a quorum is present.

                            (1) ELECTION OF TRUSTEES

     The Board of Trustees is currently comprised of eight Trustees with terms expiring in 2007, 2008, and 2009. The terms of Donald E. Benson, Donald Glickman and Robert E. Joyal expire this year. William J. Barrett was elected as a Trustee by the Board of Trustees to fill a newly created board seat on July 18, 2006. Mr. Barrett's current term expires in 2009. Michael H. Brown was elected as a Trustee by the Board of Trustees to fill a newly created board seat on July 15, 2005. Mr. Brown's current term expires in 2008. Messrs. Barrett and Brown have each voluntarily agreed to stand for a shareholder election. The Trust's Nominating Committee nominated Messrs. Benson and Glickman for re-election as independent Trustees to the Board of Trustees for three-year terms, Mr. Barrrett for a two-year term, and Mr. Brown for a one-year term. Upon the recommendation of the Nominating Committee, the Board of Trustees nominated Mr. Joyal for re-election to the Board of Trustees for a three-year term. All nominees, if elected, are to serve their respective terms, and until each of their successors is duly elected and qualified.

INFORMATION CONCERNING TRUSTEES, NOMINEES FOR TRUSTEE AND OFFICERS OF THE TRUST

     Set forth below after the name of each nominee for Trustee and for each Trustee whose term will continue after this meeting, is his or her present office with the Trust; age; term of office and length of such term served; principal occupation during the past five years; certain other of the Trustees' directorships; and certain other information required to be disclosed in this Proxy Statement. Also, set forth below is a list of the Trust's Senior Officers, with his or her position with the Trust, term of office and length of such term served, and principal occupation or employment for the past five years.

     For purposes of the following Trustee tables, the term "fund complex" includes the Trust, MassMutual Participation Investors, MassMutual Premier Funds, MML Series Investment Fund, MML Series Investment Fund II, and MassMutual Select Funds.

                                                         INTERESTED TRUSTEES

                           POSITION     OFFICE TERM/        PRINCIPAL         PORTFOLIOS
       NAME (AGE)          WITH THE      LENGTH OF    OCCUPATION(S) DURING    OVERSEEN IN
        ADDRESS              FUND       TIME SERVED        PAST 5 YEARS       FUND COMPLEX   OTHER DIRECTORSHIPS HELD BY DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
ROBERT E. JOYAL* (62)    Trustee        3 years/      President (2001-2003)         51       President (1999-2003) and Trustee
                         (since 2003)   2 years,      of Babson Capital.                     (since 2003) of the Trust; Director
MassMutual Corporate                    10 months                                            (since 2006), Jefferies Group, Inc.
Investors                                                                                    (financial services); Director (since
1500 Main Street                                                                             2003), Pemco Aviation Group, Inc.
Suite 600                                                                                    (aircraft maintenance and overhaul);
P.O. Box 15189                                                                               Trustee (since 2003), MassMutual Select
Springfield, MA                                                                              Funds, formerly MassMutual
01115-5189                                                                                   Institutional Funds, (an open-end
                                                                                             investment company advised by
                                                                                             MassMutual); Trustee (since 2003), MML
                                                                                             Series Investment Fund (an open-end
NOMINEE FOR TRUSTEE                                                                          investment company advised by
                                                                                             MassMutual); Trustee (1998-2003),
                                                                                             Senior Vice President (1998-2001), and
                                                                                             President (2001-2003), MMCI Subsidiary
                                                                                             Trust and MMPI Subsidiary Trust; and
                                                                                             President (1999-2003), Trustee (since
                                                                                             2003), MassMutual Participation
                                                                                             Investors (closed-end investment
                                                                                             company advised by Babson Capital).

------------------------------------------------------------------------------------------------------------------------------------

 * Mr. Joyal retired as President of Babson Capital in June 2003. In addition and as noted above, Mr. Joyal is a director of
   Jefferies Group, Inc., which has a wholly owned brokerdealer subsidiary that may execute portfolio transactions and/or engage in principal transactions with the Trust, other investment companies advised by Babson Capital or any other advisory accounts over which Babson Capital has brokerage placement discretion. Accordingly, the Trust has determined to classify Mr. Joyal as an
   "interested person" of the Trust and Babson Capital (as defined in the Investment Company Act of 1940, as amended).

                                                                 5

                                                         INTERESTED TRUSTEES

                           POSITION     OFFICE TERM/        PRINCIPAL         PORTFOLIOS
       NAME (AGE)          WITH THE      LENGTH OF    OCCUPATION(S) DURING    OVERSEEN IN
        ADDRESS              FUND       TIME SERVED        PAST 5 YEARS       FUND COMPLEX   OTHER DIRECTORSHIPS HELD BY DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
ROGER W. CRANDALL* (42)  Trustee        3 years/      Executive Vice                2        Trustee, Chairman (since 2005),
                         (since 2005)   1 year,       President and Chief                    President (2003-2005), and Vice
Massachusetts Mutual                    7 months      Investment Officer                     President (2002-2003) of the Trust;
Life Insurance Company                                (since 2005) of                        Director (since 2004), Babson Capital
1295 State Street        Chairman       1 year/       MassMutual; and                        Europe Limited (an institutional
Springfield, MA 01111    (since 2005)   7 months      Chairman (since 2005)                  debt-fund manager); Director (since
                                                      President and Chief                    2005), Babson Capital Japan KK (a
                                                      Executive Officer                      Japanese registered investment
                                                      (since 2006),                          adviser); Non-Executive Director (since
                                                      Vice Chairman (2005),                  2005), Baring Asset Management Limited
                                                      Member of the Board                    (an investment manager/adviser);
                                                      of Managers (since                     Chairman (since 2005), Cornerstone Real
                                                      2004), Member of the                   Estate Advisers LLC (an investment
                                                      Board of Directors                     adviser); Director (since 2003),
                                                      (2003-2004), and                       MassMutual Corporate Value Partners
                                                      Managing Director                      Limited (investment company); Director
                                                      (2000-2005) of Babson                  (since 2003), MassMutual Corporate
                                                      Capital.                               Value Limited (investment company);
                                                                                             Director (since 2005), MassMutual
                                                                                             Holdings (Bermuda) Ltd. (holding
                                                                                             company); Director (since 2005),
                                                                                             MassMutual Holding MSC, Inc. (holding
                                                                                             company); Director (since 1996), MMHC
                                                                                             Investment LLC (investment company);
                                                                                             Director (since 2004), MML Assurance,
                                                                                             Inc. (a New York Insurance Company);
                                                                                             Director (since 2005), Oppenheimer
                                                                                             Acquisition Corp. (holding company);
                                                                                             Director (since 2004), Jefferies
                                                                                             Finance LLC (a joint venture between
                                                                                             Jefferies Group, Inc. and Babson
                                                                                             Capital); Director (since 2004), Great
                                                                                             Lakes LLC (investment company);
                                                                                             Director (since 1999), SAAR Holdings
                                                                                             CDO Ltd. (investment company); Chairman
                                                                                             and Chief Executive Officer (since
                                                                                             2006), MassMutual Capital Partners
                                                                                             (investment company); Director (since
                                                                                             2006), Invicta Advisers LLC (derivative
                                                                                             trading company); Director (since
                                                                                             2006), Invicta Capital LLC (derivative
                                                                                             trading company); Director (since
                                                                                             2006), Invicta Credit LLC (derivative
                                                                                             trading company); Director (since
                                                                                             2006), Invicta Holdings LLC (derivative
                                                                                             trading company); Trustee (since 2003),
                                                                                             President (2003-2005), and Chairman
                                                                                             (since 2005), MMCI Subsidiary Trust and
                                                                                             MMPI Subsidiary Trust; and Trustee
                                                                                             (since 2005), Chairman (since 2005),
                                                                                             President (2003-2005), and Vice
                                                                                             President (2002-2003) of MassMutual
                                                                                             Participation Investors (closed-end
                                                                                             investment company advised by Babson
                                                                                             Capital).

------------------------------------------------------------------------------------------------------------------------------------

 * Mr. Crandall is classified as an "interested person" of the Trust and Babson Capital (as defined in the Investment Company Act of
   1940, as amended) because of his position as an officer of the Trust; and Chairman, President, Chief Executive Officer, and
   Member of the Board of Managers of Babson Capital.

                                                                 6

                                                        INDEPENDENT TRUSTEES

                           POSITION     OFFICE TERM/        PRINCIPAL         PORTFOLIOS
       NAME (AGE)          WITH THE      LENGTH OF    OCCUPATION(S) DURING    OVERSEEN IN
        ADDRESS              FUND       TIME SERVED        PAST 5 YEARS       FUND COMPLEX   OTHER DIRECTORSHIPS HELD BY DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
WILLIAM J. BARRETT (67)  Trustee        3 years/      President (since 2002),       2        Trustee (since 2006), MassMutual
                         (since 2006)   10 months*    Barrett-Gardner                        Participation Investors (a closed-end
MassMutual Corporate                                  Associates, Inc.                       Investment company advised by Babson
Investors                                             (investments); and                     Capital).
1500 Main Street                                      Senior Vice President
Suite 600                                             (1976-2002), Janney
P.O. Box 15189                                        Montgomery Scott LLC
Springfield, MA 01115-5189                            (investments).


NOMINEE FOR TRUSTEE

------------------------------------------------------------------------------------------------------------------------------------

DONALD E. BENSON** (76)  Trustee        3 years/      Executive Vice President      2        Director (since 1997), MAIR Holdings,
                         (since 1986)   2 years,      and Director (since 1992),             Inc. (commuter airline holding
MassMutual Corporate                    10 months     Marquette Financial                    company); Director (since 1997),
Investors                                             Companies (financial                   National Mercantile Bancorp (bank
1500 Main Street                                      services); Partner (since              holding company); and Trustee (since
Suite 600                                             1996), Benson Family                   1988), MassMutual Participation
P.O. Box 15189                                        Limited Partnership No. 1              Investors (closed-end investment
Springfield, MA 01115-5189                            and Benson Family                      company advised by Babson Capital).
                                                      Limited Partnership No. 2
                                                      (investment partnerships);
NOMINEE FOR TRUSTEE                                   and Partner (1987-2004),
                                                      Benson, Pinckney, Oates
                                                      Partnership (building
                                                      partnership).

------------------------------------------------------------------------------------------------------------------------------------

 * Mr. Barrett was elected by the Board of Trustees to fill a newly created board seat on July 18, 2006. His current term expires in
   2009. Mr. Barrett has voluntarily agreed to stand for a shareholder election for a two-year term of office.

 **Mr. Benson has a beneficial ownership interest in the Benson Family Limited Partnership No. 2, which owns 0.86% ($882,303 in value) of MassMutual High Yield Partners II LLC and 1.59% ($898,904 in value) of Corporate Value Partners Limited, each an investment fund that may be deemed to be controlled by MassMutual.

                                                                 7

                                                        INDEPENDENT TRUSTEES

                           POSITION     OFFICE TERM/        PRINCIPAL         PORTFOLIOS
       NAME (AGE)          WITH THE      LENGTH OF    OCCUPATION(S) DURING    OVERSEEN IN
        ADDRESS              FUND       TIME SERVED        PAST 5 YEARS       FUND COMPLEX   OTHER DIRECTORSHIPS HELD BY DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
MICHAEL H. BROWN (50)    Trustee        3 years/      Private Investor;             2        Trustee (since 2005), MassMutual
                         (since 2005)   1 year,       and Managing Director                  Participation Investors (a closed-end
MassMutual Corporate                    7 months*     (1994-2005),                           investment company advised by Babson
Investors                                             Morgan Stanley.*                       Capital); Independent Director (since
1500 Main Street                                                                             2006), Invicta Holdings LLC (a
Suite 600                                                                                    derivative trading company).
P.O. Box 15189
Springfield, MA 01115-5189


NOMINEE FOR TRUSTEE

------------------------------------------------------------------------------------------------------------------------------------

DONALD GLICKMAN (73)     Trustee        3 years/      Chairman (since 1992),        2        Director (since 1984), Monro Muffler
                         (since 1992)   2 years,      Donald Glickman and                    Brake, Inc. (automobile repair
MassMutual Corporate                    10 months     Company, Inc. (private                 service); Director (since 1998), MSC
Investors                                             investments); and Partner              Software Corp. (simulation software);
1500 Main Street                                      (since 1992), J.F. Lehman              and Trustee (since 1992), MassMutual
Suite 600                                             & Co.** (private                       Participation Investors (closed-end
P.O. Box 15189                                        investments).                          investment company advised by Babson
Springfield, MA 01115-5189                                                                   Capital).


NOMINEE FOR TRUSTEE

------------------------------------------------------------------------------------------------------------------------------------

 * Mr. Brown was elected by the Board of Trustees to fill a newly created board seat on July 15, 2005. His current term expires in
   2008. Mr. Brown has voluntarily agreed to stand for a shareholder election for a one-year term of office.

 **MassMutual and its affiliates are limited partners in three private investment funds in which affiliates of J.F. Lehman serve as the general partner and adviser and as such hold a carried interest. During the past two fiscal years MassMutual and its affiliates have paid approximately $403,840 in management fees attributable to the investments in the limited partnerships.

                                                                 8

                                                        INDEPENDENT TRUSTEES

                           POSITION     OFFICE TERM/        PRINCIPAL         PORTFOLIOS
       NAME (AGE)          WITH THE      LENGTH OF    OCCUPATION(S) DURING    OVERSEEN IN
        ADDRESS              FUND       TIME SERVED        PAST 5 YEARS       FUND COMPLEX   OTHER DIRECTORSHIPS HELD BY DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
MARTIN T. HART* (71)     Trustee        3 years/      Private Investor;             2        Director (since 2004), Texas Roadhouse,
                         (since 1991)   10 months     and President and                      Inc. (operates restaurant chain);
MassMutual Corporate                                  Director (since 1983),                 Director (since 1999), ValueClick Inc.
Investors                                             H Investment Company                   (internet advertising company);
1500 Main Street                                      LLC (family partnership).              Director (since 2002), Spectranetics
Suite 600                                                                                    Corp. (medical device company); and
P.O. Box 15189                                                                               Trustee (since 1991), MassMutual
Springfield, MA 01115-5189                                                                   Participation Investors (closed-end
                                                                                             investment company advised by Babson
                                                                                             Capital).

------------------------------------------------------------------------------------------------------------------------------------

CORINE T. NORGAARD (69)  Trustee        3 years/      President, (2004-2005),       33       Trustee (since 2005), MML Series
                         (since 1998)   1 year,       Thompson Enterprises                   Investment Fund II (an open-end
MassMutual Corporate                    10 months     Real Estate Investment;                investment company advised by
Investors                                             and Dean (1996-2004),                  MassMutual); Trustee (since 2004),
1500 Main Street                                      Barney School of                       MassMutual Premier Funds, formerly The
Suite 600                                             Business, University of                DLB Fund Group (an open-end investment
P.O. Box 15189                                        Hartford.                              company advised by MassMutual); Trustee
Springfield, MA 01115-5189                                                                   (since 1993), ING Series Fund
                                                                                             (investment company); Director (since
                                                                                             1992), ING Variable Series Fund; and
                                                                                             Trustee (since 1998), MassMutual
                                                                                             Participation Investors (a closed-end
                                                                                             investment company advised by Babson
                                                                                             Capital).

------------------------------------------------------------------------------------------------------------------------------------

 * Mr. Hart owns 0.878% ($897,839 in value) of MassMutual High Yield Partners II LLC and 0.80% ($449,452 in value) of MassMutual
   Corporate Value Partners Limited, each an investment fund that may be deemed to be controlled by MassMutual.

                                                                 9

                                                        OFFICERS OF THE TRUST

                           POSITION     OFFICE TERM/                                  PRINCIPAL
       NAME (AGE)          WITH THE      LENGTH OF                               OCCUPATION(S) DURING
        ADDRESS              FUND       TIME SERVED                                  PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
CLIFFORD M. NOREEN (49)  President      1 year/      President (since 2005) and Vice President (1993-2005) of the Trust; Member of
                                        7 months     the Board of Managers (since 2006), and Managing Director (since 2000) of
MassMutual Corporate                                 Babson Capital; Trustee (since 2005), and President (since 2005) of MMCI
Investors                                            Subsidiary Trust and MMPI Subsidiary Trust; and President (since 2005) and Vice
1500 Main Street                                     President (1993-2005) of MassMutual Participation Investors.
Suite 600
P.O. Box 15189
Springfield, MA 01115-5189

------------------------------------------------------------------------------------------------------------------------------------

RODNEY J. DILLMAN (54)   Vice           1 year/      Vice President, Secretary, and Chief Legal Officer (since 2006) of the Trust;
                         President,     7 months     Vice President and Associate General Counsel (since 2000) of MassMutual;
MassMutual Corporate     Secretary,                  General Counsel and Secretary (since 2006) of Babson Capital; Vice President
Investors                and Chief                   and Secretary (since 2006) of MMCI Subsidiary Trust and MMPI Subsidiary Trust;
1500 Main Street         Legal Officer               and Vice President, Secretary, and Chief Legal Officer (since 2006) of
Suite 600                                            MassMutual Participation Investors.
P.O. Box 15189
Springfield, MA 01115-5189

------------------------------------------------------------------------------------------------------------------------------------

JAMES M. ROY (44)        Vice           1 year/      Vice President and Chief Financial Officer (since 2005), Treasurer (2003-2005),
                         President      7 months     and Associate Treasurer (1999-2003) of the Trust; Managing Director (since
MassMutual Corporate     and Chief                   2005), and Director (2000-2005) of Babson Capital; Trustee (since 2005),
Investors                Financial                   Treasurer (since 2005), and Controller (2003-2005) of MMCI Subsidiary Trust and
1500 Main Street         Officer                     MMPI Subsidiary Trust; and Vice President and Chief Financial Officer (since
Suite 600                                            2005), Treasurer (2003-2005), and Associate Treasurer (1999-2003) of MassMutual
P.O. Box 15189                                       Participation Investors.
Springfield, MA 01115-5189

------------------------------------------------------------------------------------------------------------------------------------

                                                                 10

                                                        OFFICERS OF THE TRUST

                           POSITION     OFFICE TERM/                                  PRINCIPAL
       NAME (AGE)          WITH THE      LENGTH OF                               OCCUPATION(S) DURING
        ADDRESS              FUND       TIME SERVED                                  PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
JOHN T. DAVITT, JR. (39) Comptroller    1 year/      Comptroller (since 2001) of the Trust; Director (since 2000) of Babson Capital;
                                        7 months     Controller (since 2005) of MMCI Subsidiary Trust and MMPI Subsidiary Trust; and
MassMutual Corporate                                 Comptroller (since 2001) of MassMutual Participation Investors.
Investors
1500 Main Street
Suite 600
P.O. Box 15189
Springfield, MA 01115-5189

------------------------------------------------------------------------------------------------------------------------------------

MELISSA M. LAGRANT (33)  Chief          1 year/      Chief Compliance Officer (since 2006) of the Trust; Managing Director (since
                         Compliance     7 months     2005) of Babson Capital; Vice President and Senior Compliance Trading Manager
MassMutual Corporate     Officer                     (2003-2005), Loomis, Sayles & Company, L.P.; Assistant Vice President-Business
Investors                                            Risk Management Group (2002-2003) and Assistant Vice President-Investment
1500 Main Street                                     Compliance (2001-2002) of Zurich Scudder Investments/Deutsche Asset Management;
Suite 600                                            and Chief Compliance Officer (since 2006) of MassMutual Participation
P.O. Box 15189                                       Investors.
Springfield, MA 01115-5189

------------------------------------------------------------------------------------------------------------------------------------

RONALD S. TALAIA (38)    Treasurer      1 year/      Treasurer (since 2006) of the Trust; Director (since 2001) of Babson Capital;
                                        7 months     and Treasurer (since 2006) of MassMutual Participation Investors.
MassMutual Corporate
Investors
1500 Main Street
Suite 600
P.O. Box 15189
Springfield, MA 01115-5189

------------------------------------------------------------------------------------------------------------------------------------

                                                                 11

                                                        OFFICERS OF THE TRUST

                           POSITION     OFFICE TERM/                                  PRINCIPAL
       NAME (AGE)          WITH THE      LENGTH OF                               OCCUPATION(S) DURING
        ADDRESS              FUND       TIME SERVED                                  PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
JILL A. FIELDS (47)      Vice           1 year/      Vice President (since 2006) of the Trust; Managing Director (since 2000) of
                         President      7 months     Babson Capital; Vice President (since 2006) of MMCI Subsidiary Trust and MMPI
MassMutual Corporate                                 Subsidiary Trust; and Vice President (since 2006) of MassMutual Participation
Investors                                            Investors.
1500 Main Street
Suite 600
P.O. Box 15189
Springfield, MA 01115-5189

------------------------------------------------------------------------------------------------------------------------------------

MICHAEL P. HERMSEN (46)  Vice           1 year/      Vice President (since 1998) of the Trust; Managing Director (since 2000) of
                         President      7 months     Babson Capital; Vice President (since 2005) of MMCI Subsidiary Trust and MMPI
MassMutual Corporate                                 Subsidiary Trust; and Vice President (since 1998) of MassMutual Participation
Investors                                            Investors.
1500 Main Street
Suite 600
P.O. Box 15189
Springfield, MA 01115-5189

------------------------------------------------------------------------------------------------------------------------------------

MARY WILSON KIBBE (53)   Vice           1 year/      Vice President (since 1992) of the Trust; Managing Director (since 2000) of
                         President      7 months     Babson Capital; and Vice President (since 1992) of MassMutual Participation
MassMutual Corporate                                 Investors.
Investors
1500 Main Street
Suite 600
P.O. Box 15189
Springfield, MA 01115-5189

------------------------------------------------------------------------------------------------------------------------------------

                                                                 12

                                                        OFFICERS OF THE TRUST

                           POSITION     OFFICE TERM/                                  PRINCIPAL
       NAME (AGE)          WITH THE      LENGTH OF                               OCCUPATION(S) DURING
        ADDRESS              FUND       TIME SERVED                                  PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
MICHAEL L. KLOFAS (46)   Vice           1 year/      Vice President (since 1998) of the Trust; Managing Director (since 2000) of
                         President      7 months     Babson Capital; Vice President (since 2005) of MMCI Subsidiary Trust and MMPI
MassMutual Corporate                                 Subsidiary Trust; and Vice President (since 1998) of MassMutual Participation
Investors                                            Investors.
1500 Main Street
Suite 600
P.O. Box 15189
Springfield, MA 01115-5189

------------------------------------------------------------------------------------------------------------------------------------

RICHARD E. SPENCER,      Vice           1 year/      Vice President (since 2002) of the Trust; Managing Director (since 2000) of
II (44)                  President      7 months     Babson Capital; Vice President (since 2005) of MMCI Subsidiary Trust and MMPI
                                                     Subsidiary Trust; and Vice President (since 2002) of MassMutual Participation
MassMutual Corporate                                 Investors.
Investors
1500 Main Street
Suite 600
P.O. Box 15189
Springfield, MA 01115-5189

------------------------------------------------------------------------------------------------------------------------------------

                                                                 13

SHARE OWNERSHIP OF TRUSTEES, NOMINEES AND EXECUTIVE OFFICERS

     Set forth below is information concerning beneficial ownership, as of December 31, 2006, of the Trust's shares by each Trustee, nominee for Trustee, the President, and the Trust's Trustees, nominees for Trustee and Executive Officers as a group.

              BENEFICIAL OWNERSHIP OF TRUST SHARES DECEMBER 31, 2006(1)
      -------------------------------------------------------------------------
      Name of                            Shares                  Percentage of
      Individual                         Beneficially            Outstanding
      or Group                           Owned(1)                Shares Owned
      --------                           --------                ------------
      W. Barrett                         4,776                   *
      D. Benson                          2,500                   *
      M. Brown                           2,000                   *
      R. Crandall                        42,112(2)               *
      D. Glickman                        9,600                   *
      M. Hart                            17,800                  *
      R. Joyal                           22,359(3)               *
      C. Noreen                          21,175(4)               *
      C. Norgaard                        796(5)                  *
     All Trustees, Nominees and
     Executive Officers as a Group       123,273                 *
---------------
1 This information, not being within the knowledge of the Trust, has been furnished by each nominee, Trustee and Executive Officer as of December 31, 2006. Beneficial ownership has been determined in accordance with Rule 13d-3(d)(1) under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Except as otherwise indicated by footnote, the persons named in the table have sole voting and investment power with respect to all of the shares beneficially owned by them. Fractional shares are not reported. Babson Capital and MassMutual each maintain a non-qualified compensation deferral plan (the "Babson Capital Plan" and the "MassMutual Plan," respectively). Certain officers of Babson Capital and MassMutual are permitted to defer a portion of their compensation into the plans. Deferred compensation into a plan is allocated among one or more investment options at the election of the plan participant. Each plan has an investment option that derives its value from the market value of the Trust's common shares. However, pursuant to the terms of the plans, neither the plans nor the participant has an actual ownership interest in the Trust's common shares. The participants do not hold investment or voting power over the Trust's common shares through interests in the plans. Where indicated, "Shares Beneficially Owned" includes the number of shares of the Trust represented by the value of the Trust investment option under the plan held by such officer or former officer.
2 Represents 1,638 shares derived from the value of Trust common shares represented in the MassMutual Plan and 40,474 shares represented in the Babson Capital Plan.
3 Includes 18,245 shares derived from the value of Trust common shares represented in the Babson Capital Plan.
4 Represents 21,175 shares derived from the value of Trust common shares representedin the Babson Capital Plan.
5 Ms. Norgaard has shared voting and investment power with respect to 396 of the shares listed above.
* Less than one percent not listed. Does not include shares derived from the value of Trust common shares represented in either the Babson Capital or MassMutual non-qualified compensation plan.

     The table below sets forth information regarding the beneficial ownership* of the Trust's shares by each Trustee and Nominee based on the market value of such shares as of December 31, 2006.

         DOLLAR RANGES OF SHARES OWNED BY TRUSTEES AND NOMINEES FOR TRUSTEE
     --------------------------------------------------------------------------
     NAME OF                 DOLLAR RANGE               AGGREGATE DOLLAR RANGE
     NOMINEE/                OF SHARES                  OF SHARES IN THE FAMILY
     TRUSTEE                 IN THE TRUST               INVESTMENT COMPANIES
     -------                 ------------               --------------------
     W. Barrett             Over $100,000                  Over $100,000
     D. Benson              $50,001-$100,000               Over $100,000
     M. Brown               $50,001-$100,000               $50,001-$ 100,000
     R. Crandall            Over $100,000**                Over $100,000**
     D. Glickman            Over $100,000                  Over $100,000
     M. Hart                Over $100,000                  Over $100,000
     R. Joyal               Over $100,000**                Over $100,000**
     C. Norgaard            $10,001-$50,000                $50,001-$100,000

 * Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) under the Exchange Act.
** Includes interest derived from the value of Trust common shares represented in Babson Capital Plan and/or MassMutual Plan.

INFORMATION CONCERNING COMMITTEES AND MEETINGS OF THE BOARD OF TRUSTEES

      The Board of Trustees has an Audit Committee, a Joint Transactions Committee, and a Nominating Committee.

      The Audit Committee is comprised exclusively of Trustees who are not "interested persons" of the Trust and operates pursuant to a written Audit Committee Charter, which is available on the Trust's website, www.babsoncapital.com/mci. The present members of the Audit Committee are Donald
E. Benson (Chairman), Martin T. Hart, and Corine T. Norgaard. Each member of the Audit Committee qualifies as an "independent" Trustee under the current listing standards of the New York Stock Exchange (the "Listing Standards") and the rules of the U.S. Securities and Exchange Commission ("SEC"). In accordance with the SEC's rules implementing Section 407 of the Sarbanes-Oxley Act of 2002 and upon due consideration of the qualifications of each member of the Trust's Audit Committee, the Board designated Mr. Benson as the Trust's Audit Committee Financial Expert.

      In accordance with the standards set forth in the Audit Committee Charter, the Audit Committee is responsible for: financial statement and disclosure oversight matters; matters related to the hiring, retention, and oversight of the Trust's independent accountants; certain accounting and audit related oversight matters; and certain other matters as set forth in the Audit Committee Charter. The Audit Committee also supervises investigations into matters relating to audit function and performs other duties as required by applicable law or regulation. During the twelve months ended December 31, 2006, the Audit Committee held eight meetings.

      The Joint Transactions Committee is comprised of all of the Trust's Trustees who are not "interested persons" of the Trust. This Committee reviews certain joint investment transactions between the Trust and MassMutual pursuant to the conditions set forth in the Trust's SEC exemptive order under Section 17(d) of the Investment Company Act of 1940, as amended (the "1940 Act") and Rule 17d-1 thereunder. This Committee acts primarily by written consent (twelve consents were executed by Committee members, approving twenty-five investments during the past fiscal year.) The Committee also met informally four times during the year in conjunction with the quarterly meetings of the Trust's Board of Trustees (approving seven investments during the past fiscal year).

      The Trust's Nominating Committee currently is comprised of the following
Trustees: William J. Barrett, Donald E. Benson, Michael H. Brown, Donald Glickman, Martin T. Hart, and Corine T. Norgaard, none of whom is an "interested person" of the Trust, as defined in Section 2(a)(19) of the 1940 Act. A current copy of the Nominating Committee's Charter can be found on the Trust's website, www.babsoncapital.com/mci. This Committee met twice during fiscal year 2006.

      The Nominating Committee is responsible for identifying and nominating individuals to serve as Trustees who are not "interested persons" of the Trust ("independent Trustees"). The Nominating Committee Charter contemplates that all nominees for independent Trustees have a college degree or, in the judgment of the Committee, equivalent business experience. In addition, the Committee may take into account a wide variety of factors in considering Trustee candidates, giving such weight to any individual factor(s) as it deems appropriate, including but not limited to: availability and commitment of a candidate to attend meetings and perform his or her responsibilities on the Board; relevant industry and related experience; educational background; depth and breadth of financial expertise; and an assessment of the candidate's ability, judgment, expertise, reputation, and integrity. In the case of a shareholder recommended candidate, the Committee may also consider any other facts and circumstances attendant to such shareholder submission as may be deemed appropriate by the Committee. Different factors may assume greater or lesser significance at particular times, in light of the Board's present composition and the Committee's (or the Board's) perceptions about future issues and needs.

      When the Board has or expects to have a vacancy for an independent Trustee, the Nominating Committee will consider candidates recommended by the Trust's current Trustees; the Trust's officers; the Trust's investment adviser; the Trust's shareholders; and any other source the Committee deems to be appropriate. Shareholders' recommendations to fill vacancies on the Board for independent Trustees must be submitted in accordance with the provisions of the Nominating Committee Charter, which requires that shareholder recommendations be timely received, and contain biographical and other necessary information regarding the candidate that would be required for the Trust to meet its disclosure obligations under the proxy rules. The Nominating Committee will evaluate nominee candidates properly submitted by shareholders in the same manner as it evaluates candidates recommended by other sources.

      During the past fiscal year, the Board of Trustees held five regular meetings (one of which was held by means of a telephone conference call) and one special meeting.

TRANSACTIONS WITH AND REMUNERATION OF OFFICERS AND TRUSTEES

      Pursuant to the Investment Services Contract between the Trust and Babson Capital (the "Contract"), Babson Capital paid the compensation and expenses of the Trust's officers and of all Trustees of the Trust who were officers or employees of Babson Capital, with the exception of Mr. Crandall and Mr. Dillman, and Assistant Secretaries Bradley J. Lucido and Jason M. Pratt whose compensation and expenses were paid (and will continue to be paid) by MassMutual.

      In July 2006, the Board reviewed the Trustee compensation structure and unanimously voted to approve an increase to certain fees paid to Trustees who are not officers or employees of MassMutual or Babson Capital. Also, the Board approved an additional annual retainer fee for the Chairman of the Audit Committee in the amount of $2,500. The new compensation structure became effective on October 1, 2006. The annual retainer for Trustees increased $2,000 to $14,000. Trustees receive a fee of $2,250 for each meeting of the Board which they attend, a $250 increase. Trustees receive a fee of $1,125 for each meeting conducted by telephone, a $125 increase. Members of the Audit Committee and Nominating Committee continue to receive an additional fee of $1,000 per meeting attended, including meetings conducted by teleconference call. Pursuant to a deferred compensation plan, Trustees may defer receipt of their fees until their retirement from the Board or some other time at their election. The aggregate direct remuneration of these Trustees and reimbursement of their out-of-pocket expenses paid by the Trust during the fiscal year ended December 31, 2006 was approximately $187,121 (includes amounts paid to a former Trustee, Jack A. Laughery, who died in 2006).

     The following table discloses the compensation paid to the Trust's independent Trustees (not including reimbursement for out-of-pocket expenses) for the fiscal year ended December 31, 2006. Each of the independent Trustees also serves as a Trustee of one other closed-end investment company, MassMutual Participation Investors, managed by Babson Capital. Ms. Norgaard also serves as a Trustee of two open-end investment companies, MassMutual Premier Funds and MML Series Investment Fund II, both managed by MassMutual, the ultimate parent of Babson Capital. (The Trust, MassMutual Participation Investors, MassMutual Premier Funds, and MML Series Investment Fund II are collectively referred to in the table below as the "Fund Complex"). The Trustees do not receive pension or retirement benefits.

                                                                 TOTAL
                                           AGGREGATE         COMPENSATION
          NAME OF                        COMPENSATION          FROM FUND
          TRUSTEE                       FROM THE TRUST          COMPLEX
          -------                       --------------          -------
          William J. Barrett               $11,875               $19,875
          Donald E. Benson                  33,500                58,625
          Michael H. Brown                  23,875                40,375
          Donald Glickman                   23,875                40,375
          Martin T. Hart                    32,875                57,375
          Jack A. Laughery*                 17,000                28,750
          Corine T. Norgaard                32,875               145,375**
                                          --------              --------
          Total                           $175,875              $693,500
                                          ========              ========

*  Mr. Laughery died in August, 2006.
** Additionally, Ms. Norgaard received $132,125 in total compensation from the Fund Complex for the fiscal year ended December 31, 2005.

                             AUDIT COMMITTEE REPORT

      The Audit Committee oversees the Trust's financial reporting process on behalf of the Board of Trustees and operates under a written Charter adopted by the Board of Trustees. The Audit Committee meets with the Trust's management ("Management") and independent public accountants and reports the results of its activities to the Board of Trustees. Management has the primary responsibility for the financial statements and the reporting process including the system of internal controls. In connection with the Committee's and independent accountant's responsibilities, Management advised that the Trust's financial statements were prepared in conformity with generally accepted accounting principles.

      Accordingly, the Audit Committee has:

            o Reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2006 with Management and KPMG LLP, the Trust's independent public accountants;

            o Discussed with KPMG LLP those matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards); and

            o Received the written disclosure and the letter from KPMG LLP required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and has discussed with KPMG LLP its independence.

      The Audit Committee has also reviewed the aggregate fees billed for professional services rendered by KPMG LLP for 2006 and 2005 for the Trust and for the non-audit services provided to Babson, and Babson's parent, MassMutual. As part of this review, the Audit Committee considered whether the provision of such non-audit services was compatible with maintaining the principal accountant's independence.

      In reliance on the reviews and discussions referred to above, the Audit Committee presents this Report to the Trust's Board of Trustees and recommends that the Board of Trustees (1) include the December 31, 2006 audited financial statements in the Annual Report to shareholders for the fiscal year ended December 31, 2006, and (2) file such Annual Report with the Securities and Exchange Commission and the New York Stock Exchange.

      The Audit Committee appointed the firm of KPMG LLP as the Trust's auditor for the fiscal year ending December 31, 2007, and, in connection therewith, KPMG LLP will prepare all of the Trust's tax returns for the fiscal year ending December 31, 2007.

      SUBMITTED BY THE AUDIT COMMITTEE OF THE BOARD OF TRUSTEES

         DONALD E. BENSON, Audit Committee Chair
         MARTIN T. HART, Audit Committee Member
         CORINE T. NORGAARD, Audit Committee Member

      FEBRUARY 6, 2007

      The Board of Trustees reviewed this Report and approved the audited financial statements for publication in the Trust's Annual Report.

                        THE TRUST'S INDEPENDENT AUDITORS

      KPMG LLP ("KPMG") audited the financial statements of the Trust, Babson Capital, and MassMutual for the fiscal year ended December 31, 2006. KPMG's audit report for the Trust contained no qualifications or modifications. A KPMG representative is expected to be present at the forthcoming Annual Meeting. This representative shall have the opportunity to make a statement if he or she desires to do so, and it is expected that such representative will be available to respond to appropriate questions from shareholders. As noted above, KPMG will audit the Trust's 2007 financial statements and prepare the Trust's 2006 tax return.

                             FEES PAID TO INDEPENDENT AUDITORS
                               (1) FEES BILLED TO THE TRUST
         ----------------------------------------------------------------------
                                        KPMG LLP                 KPMG LLP
                                       YEAR ENDED               YEAR ENDED
                                    DECEMBER 31, 2006        DECEMBER 31, 2005
                                    -----------------        -----------------

         Audit Fees                    $   40,500                $   34,200
         Audit-Related Fees                 5,400                     5,000
         Tax Fees                          32,900                    25,900
         All Other Fees                         0                         0
                                       ----------                ----------
         Total Fees                    $   78,800                $   65,100
                                       ==========                ==========


                              (2) NON-AUDIT FEES BILLED TO
                              BABSON CAPITAL AND MASSMUTUAL
         ----------------------------------------------------------------------
                                        KPMG LLP                 KPMG LLP
                                       YEAR ENDED               YEAR ENDED
                                    DECEMBER 31, 2006        DECEMBER 31, 2005
                                    -----------------        -----------------

         Audit-Related Fees            $  988,727                $1,229,916
         Tax Fees                          18,000                         0
         All Other Fees                         0                         0
                                       ----------                ----------
         Total Fees                    $1,006,727                $1,229,916
                                       ==========                ==========

      The category "Audit Related Fees" reflects fees billed by KPMG for various non-audit and non-tax services rendered to the Trust, Babson Capital, and MassMutual, such as SAS 70 review, and agreed upon procedures reports. Preparation of Federal, state and local income tax and tax compliance work are representative of the fees billed in the "Tax Fees" category. The category "All Other Fees" represents fees billed by KPMG for tax consulting rendered to Babson Capital and MassMutual. The Sarbanes-Oxley Act of 2002 and its implementing regulations allows the Trust's Audit Committee to establish a pre-approval policy for certain services rendered by the Trust's independent accountants. During 2006, the Trust's Audit Committee approved all of the services rendered to the Trust by KPMG and did not rely on such a pre-approval policy for any such services.

      The 2005 fees billed represent final 2005 amounts, which may differ from the preliminary figures available as of the publication date of the Trust's 2006 Proxy Statement and includes, among other things, fees for services that may not have been billed as of the publication date of the Trust's 2006 Proxy Statement, but are now properly included in the 2005 fees billed to the Trust, Babson Capital, and MassMutual.

                               (2) OTHER BUSINESS

      The Board of Trustees knows of no business to be brought before the meeting other than as set forth above. If, however, any other matters properly come before the meeting, it is the intention of the persons named in the enclosed proxy card to vote proxies on such matters in accordance with their best judgment.


                               INVESTMENT ADVISER

      Babson Capital provides investment management and certain administrative services to the Trust pursuant to the Contract.

      Babson Capital, an SEC registered investment adviser since 1940, currently has over $88 billion in assets under management and provides investment management services to registered investment companies, unregistered investment companies, and institutional investors (such as insurance companies, pension plans, endowments, and foundations). MassMutual Holding LLC is the direct owner of 100% of the voting shares of Babson Capital. MassMutual owns all of the voting shares of MassMutual Holding LLC. MassMutual and MassMutual Holding LLC are located at 1295 State Street, Springfield, Massachusetts, 01111. Babson Capital has an office at 1500 Main Street in Springfield, Massachusetts, 01115, and its principal office is located at Independence Wharf, 470 Atlantic Avenue, Boston, Massachusetts 02210.


                         CERTAIN ADMINISTRATIVE SERVICES

      MassMutual indirectly provides certain administrative services to the Trust including, but not limited to, accounting services, meeting facilities, legal support, report preparation, and other services provided to Babson Capital, the Trust's investment adviser. MassMutual's principal business address is 1295 State Street, Springfield, MA, 01111.


            SECTION 16 (A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      The Trust's Trustees and certain officers, investment advisers, certain affiliated persons of the investment advisers, and persons who own more than 10% of any class of outstanding securities of the Trust are required to file forms reporting their affiliation with the Trust and reports of ownership and changes in ownership of the Trust's securities with the SEC and the New York Stock Exchange. These persons and entities are required by SEC regulation to furnish the Trust with copies of all such forms they file. Based solely on a review of these forms furnished to the Trust, the Trust believes that each of its Trustees and relevant officers, Babson Capital, and its relevant affiliated persons have complied with all applicable filing requirements during the Trust's fiscal year ended December 31, 2006.

                PROPOSALS BY SHAREHOLDERS AND COMMUNICATIONS WITH
                              THE BOARD OF TRUSTEES

      Any Shareholder intending to present a proposal at the Annual Meeting to be held in 2008 who wishes to have such proposal included in the Trust's proxy material for that meeting, should forward the written proposal to the Trust,
Attention: Secretary. Proposals must be received on or before November 1, 2007, to be considered for inclusion in the Trust's proxy material for its 2008 Annual Meeting.

      Pursuant to procedures approved by the Trust's Board of Trustees, including a majority of the Trustees who are not "interested persons of the Trust" as defined in Section 2 (a)(19) of the 1940 Act, Shareholders may mail written communications to the Board by writing the Trust's Chief Financial Officer at the Office of the Trust's investment adviser or by emailing the Trust's Chief Financial Officer at mcimailbox@massmutual.com. When writing to the Trust's Board, Shareholders should identify themselves, the fact that the communication is directed to the Board, and any relevant information regarding their Trust holdings.


                             ADDITIONAL INFORMATION

      Proxies will be solicited by mail and may be solicited in person or by telephone, electronically, or facsimile by officers of the Trust. The expenses connected with the solicitation of these proxies and with any further proxies which may be solicited by the Trust's officers in person, by telephone or by facsimile will be borne by the Trust. In addition, the Trust may retain an outside firm to solicit proxies, which would involve additional expenses, payable by the Trust. If the Trust does retain such an outside firm, the anticipated cost would be approximately $16,000. The Trust will reimburse banks, brokers, and other persons holding the Trust's shares registered in their names or in the names of their nominees, for their expenses incurred in sending proxy material to and obtaining proxies from the beneficial owners of such shares, which reimbursement will not be submitted to a vote of the Trust's Shareholders.

      The Trust will arrange for at least one Trustee to attend its 2007 Annual Meeting of Shareholders; encourages all of its Trustees to attend its Annual Meetings of Shareholders; and will endeavor to arrange Annual Meetings of Shareholders on the same date as a Board of Trustees meeting to facilitate such attendance. Six of the Trust's Trustees attended the April 21, 2006 Annual Meeting.

      If any Shareholders desire additional information about the matters proposed for action, management will be glad to hear from them and to provide further information.

                                  ANNUAL REPORT

      THE ANNUAL REPORT OF THE TRUST FOR ITS FISCAL YEAR ENDED DECEMBER 31, 2006, INCLUDING FINANCIAL STATEMENTS, A SCHEDULE OF THE TRUST'S INVESTMENTS AS OF SUCH DATE AND OTHER DATA, WAS MAILED ON OR ABOUT FEBRUARY 28, 2007, TO ALL SHAREHOLDERS OF RECORD. ANY SHAREHOLDER MAY REQUEST A COPY OF THE ANNUAL REPORT AND THE MOST RECENT SEMI-ANNUAL REPORT, WHICH WILL BE FURNISHED WITHOUT CHARGE, BY CALLING (TOLL-FREE) THE TRUST'S TRANSFER AGENT, SHAREHOLDER FINANCIAL SERVICES, INC., AT 1-800-647-7374.


                                          By order of the
                                          Board of Trustees,

                                          /s/ Rodney J. Dillman
                                          -------------------------
                                              Rodney J. Dillman

                                          VICE PRESIDENT AND SECRETARY


1500 Main Street
Springfield, Massachusetts 01115
March 30, 2007

                                                                      DB1208 307

                                                                 TO VOTE BY MAIL

                                                                 1) Read the Proxy Statement.
MASSMUTUAL CORPORATE INVESTORS                                   2) Check the appropriate boxes on the proxy card below.
C/O BABSON CAPITAL MANAGEMENT LLC                                3) Sign and date the proxy card below.
1500 MAIN STREET                                                 4) Return the proxy card in the envelope provided.
SUITE 600
SPRINGFIELD, MA 01115























TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:                   MACIN1                      KEEP THIS PORTION FOR YOUR
------------------------------------------------------------------------------------------------------------------------------------
                         RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.            DETACH AND RETURN THIS PORTION ONLY


MASSMUTUAL CORPORATE INVESTORS

1.  ELECTION OF TRUSTEES                                                For   Withhold   For All   To withhold authority to vote for
    Nominees for Election: (01) Donald E. Benson, (02) Donald           All     All       Except   any individual nominee(s), mark
    Glickman, and (03) Robert E. Joyal for three-year terms; (04)                                  "For All Except" and write the
    William J. Barret for a two-year term; and (05) Michael H. Brown    [_]     [_]        [_]     name(s) of the nominee(s) on the
    for a one-year term; and until their respective successors are                                 line below.
    duly elected and qualified.
                                                                                                   _________________________________


2.   OTHER BUSINESS

     In their discretion, the proxy or proxies are authorized to vote upon such other business or matters as may properly come before the Annual Meeting or any adjournment or adjournments thereof.










Please sign exactly as your name or names appear(s). When signing as joint tenant, all parties to the joint tenancy should sign.
When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such.




______________________________________________                      ______________________________________________
Signature [PLEASE SIGN WITHIN BOX]  Date                            Signature (Joint Owners)            Date

                         MASSMUTUAL CORPORATE INVESTORS


THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Rodney J. Dillman and James M. Roy, and each of them, attorneys and proxies of the undersigned, with power of substitution to vote all shares of MassMutual Corporate Investors (the "Trust") which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Trust to be held in the Oak Room of Massachusetts Mutual Life Insurance Company, 1295 State Street, Springfield, Massachusetts 01111, on Friday, April 27, 2007, at 2:00 p.m. Eastern Time, and at any adjournments thereof (the "Annual Meeting").


THIS PROXY WILL BE VOTED ON ITEM (1) IN ACCORDANCE WITH THE INSTRUCTIONS GIVEN ON THIS CARD, AND IN THE ABSENCE OF INSTRUCTIONS THE UNDERSIGNED HEREBY AUTHORIZES THE AFORESAID PROXY OR PROXIES TO VOTE FOR ITEM (1).

THIS PROXY WILL BE VOTED ON ITEM (2) IN THE SOLE AND ABSOLUTE DISCRETION OF THE PROXY OR PROXIES, AND IN THE ABSENCE OF INSTRUCTIONS, THE UNDERSIGNED HEREBY AUTHORIZES THE AFORESAID PROXY OR PROXIES TO VOTE ON ANY MATTER RAISED PURSUANT TO ITEM (2).